SUPPLEMENT DATED OCTOBER 16, 2009 TO THE
                         PROSPECTUS DATED JULY 15, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 598

                  DELTA GLOBAL CANADIAN ENERGY TRUST, SERIES 20
                  DELTA GLOBAL AGRICULTURE PORTFOLIO, SERIES 7
      BNY MELLON BRAZIL, RUSSIA, INDIA AND CHINA (BRIC) PORTFOLIO, SERIES 7

                               FILE NO. 333-159703

   Notwithstanding anything to the contrary in the Prospectus, the following paragraph shall be added as the second paragraph under the "General Information" section:

   On July 17, 2009, Claymore Group Inc., the parent of the sponsor, entered into an Agreement and Plan of Merger with Claymore Holdings, LLC and GuggClay Acquisition, Inc. (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC). On October 14, 2009, the merger closed. Pursuant to the merger, GuggClay Acquisition, Inc. merged into Claymore Group Inc., with Claymore Group Inc. surviving. Further, as a result of the merger, Claymore Holdings, LLC owns 100% of the common shares of Claymore Group Inc.

                        Please keep for future reference.